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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 27, 2001
                                                          ---------------


               CSX Trade Receivables Corporation on behalf of the
                       CSXT Trade Receivables Master Trust
          (Issuer in respect of the CSXT Trade Receivables Master Trust
       6.00% Trade Receivables Participation Certificates, Series 1998-1)
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                    000-25567            59-3168541
              --------                    ---------            ----------
(State or other jurisdiction of          (Commission        (I.R.S. Employer
   incorporation or organization)         File No.)        Identification No.)


                 Route 688
                P.O. Box 87
             Doswell, Virginia                           23047
             -----------------                           -----
 (Address of principal executive offices)             (Zip Code)

            Registrant's telephone number, including area code: (804) 876-3220
                                                                --------------

                                Not Applicable
             (Former name or former address, if changed since last report.)


Item 5.           Other Events.

                  The Registrant is filing the exhibit listed in Item 7 below.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  Exhibit 7.1       Monthly Statement for the 6.00% Trade
                                    Receivables Participation Certificates,
                                    Series 1998-1 with respect to the August 27,
                                    2001 Distribution Date.
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                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                      CSXT TRADE RECEIVABLES MASTER TRUST

                               By:    CSX TRADE RECEIVABLES CORPORATION



                                        /s/David H. Baggs
                                        ---------------------------
                                           David H. Baggs
                                           President and Treasurer


Date:  September 5, 2001

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                                  EXHIBIT LIST





Exhibit


7.1  Monthly   Statement   for  the  6.00%   Trade   Receivables   Participation
     Certificates,   Series   1998-1  with   respect  to  the  August  27,  2001
     Distribution Date


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